Loss per share (Tables)	12 Months Ended
Dec. 31, 2022
Loss per share
Schedule of basic and diluted loss per ordinary share

	For the years ended December 31,
	2020	2021	2022	2022
	RMB	RMB	RMB	US$Note 2 (f)
Basic and diluted loss per ordinary share calculation:
Numerator:
Net loss attributable to ordinary shareholders	(293,935)	(101,729)	(190,183)	(27,574)
Denominator:
Weighted average ordinary shares outstanding-basic and diluted*	297,334,389	299,714,670	300,112,189	300,112,189
Loss per ordinary share basic and diluted	(0.99)	(0.34)	(0.63)	(0.09)
*

For the years ended December 31, 2020, 2021 and 2022, restricted shares, share options and warrants were anti-dilutive and thus excluded from the calculation of diluted loss per share. The potential dilutive securities that were not included in the calculation of dilutive loss per share in those periods are 64,198,232, 321,768,101 and 596,230 respectively, for the years ended December 31, 2020, 2021 and 2022.